Exhibit 99.1

Entegris Reports Fourth-Quarter Results

•	Quarterly revenue of $271.6 million

•	GAAP net income of $9.3 million, or $0.07 per diluted share; Non-GAAP net income of $23.8 million, or $0.17 per diluted share

•	Repaid $26 million of long-term debt

BILLERICA, Mass., February 10, 2015 – Entegris, Inc. (NasdaqGS: ENTG), a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes, today reported its financial results for the Company’s fourth quarter and fiscal year ended December 31, 2014.

The Company recorded fourth-quarter sales of $271.6 million. Fourth-quarter net income of $9.3 million, or $0.07 per diluted share, included amortization of intangible assets of $12.2 million and aggregated acquisition and integration-related costs of $9.0 million associated with the April 30, 2014 acquisition of ATMI, Inc. Non-GAAP net income was $23.8 million, or $0.17 per diluted share.

Fiscal 2014 sales were $962.1 million and compared to sales of $693.5 million in fiscal 2013. Net income for fiscal 2014 was $7.9 million which included amortization of intangible assets of $37.1 million and aggregated acquisition and integration-related costs of $108.2 million associated with the acquisition of ATMI, Inc. Net income per diluted share of $0.06 compared to net income of $0.53 per diluted share a year earlier. On a non-GAAP basis, net income per diluted share in fiscal 2014 was $0.69 compared with net income per diluted share of $0.58 for the year earlier.

Bertrand Loy, president and chief executive officer, said: “The fourth quarter was a strong finish to a transformational year for Entegris. We are pleased with our fourth-quarter sales of $272 million, particularly in light of seasonally slower trends and the negative impact of foreign exchange. We generated adjusted EBITDA of $56 million in the fourth quarter and paid down our debt by $26 million, which is in addition to the $25 million we paid down in the third quarter.”

Mr. Loy added: “The integration with ATMI is proceeding ahead of our original schedule, and we expect to have the vast majority of the cost synergies in place as we exit the second quarter of 2015. The combination with ATMI is allowing us to create new, high-value yield-enhancing solutions to address a wide array of applications for a broad set of customers. As we look to 2015 and beyond, we are excited about our prospects to deliver growth, generate strong cash flow, and deliver attractive financial returns.”

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q4-2014	Q4-2013	Q3-2014
Net sales	$271,633	$186,260	$273,054
Operating income	20,815	$23,694	$5,368
Operating margin	7.7%	12.7%	2.0%
Net income (loss)	$9,312	$20,541	$(1,068)
Earnings (loss) per share (EPS)	$0.07	$0.15	$(0.01)

Non-GAAP adjusted operating income	$42,056	$27,025	$49,886
Adjusted operating margin	15.5%	14.5%	18.3%
Non-GAAP net income	$23,818	$22,740	$28,823
Non-GAAP EPS	$0.17	$0.16	$0.21

First-Quarter Outlook

For the fiscal first quarter ending March 28, 2015 the Company expects sales of $260 million to $270 million, net income of $9 million to $12 million, and net income per diluted share between $0.06 to $0.09 per share. On a non-GAAP basis, EPS is expected to range from $0.15 to $0.18 per diluted share, which reflects net income on a non-GAAP basis in the range of $22 million to $25 million, which is adjusted for expected amortization expense of approximately $12 million and integration expense of $5 million totaling approximately $17 million or $0.09 per share.

Segment Results

As a result of management and organizational changes in the second quarter of fiscal 2014, the Company is reporting its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release.

CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high temperature applications.

EM provides high performance materials and specialty gas management solutions that enable high yield, cost effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

Fourth-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the fourth quarter and fiscal year on Tuesday, February 10, 2015, at 10:00 a.m. Eastern Time. Participants should dial 719-457-2083 or toll-free 888-455-2260, referencing confirmation code 5192273. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting February 10, 2015 at 1:00 p.m. (ET) until Monday, March 16, 2015. The replay can be accessed by using passcode 5192273 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes in the semiconductor and other high-technology industries. On April 30, 2014, Entegris acquired Danbury, CT-based ATMI, Inc. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and measure operating performance. Management believes the non-GAAP measures better portray our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP to non-GAAP Statements of Operations, GAAP to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

In addition we have included pro forma segment net sales and segment profit for the Critical Materials Handling and Electronic Materials business segments for the three months ended December 31, 2014. Our pro forma presentation includes transactions (i) recorded by ATMI, Inc. prior to its merger with the Company and (ii) as if those business segments were configured during those prior periods to include the businesses included in those segments during the three months ended December 31, 2014. We have provided this non-GAAP pro forma information to provide investors with comparative historical context for the performance of these business segments during the three months ended December 31, 2014. Footnotes to the Historical Non-GAAP Pro Forma Segment Information table provided elsewhere in this release reconcile this information to the corresponding GAAP information.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, Entegris’ ability to successfully integrate the ATMI business and achieve anticipated synergies, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Manufacturing Risks,” “International Risks,” “Risks Related to Owning Our Securities,” and “Risks Related to the Pending Merger with ATMI, Inc.” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2013, the discussions appearing under the headings “Risks Relating to Our Indebtedness” and “Additional Risks Related to Our Business” in Part II, Item 1A of our Quarterly Report on Form 10–Q for the fiscal period ended June 28, 2014, filed with the U.S Securities and Exchange Commission on August 5, 2014, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	December 31, 2014	December 31, 2013	September 27, 2014
Net sales	$271,633	$186,260	$273,054
Cost of sales	153,713	106,876	174,311

Gross profit	117,920	79,384	98,743
Selling, general and administrative expenses	58,879	37,559	55,820
Engineering, research and development expenses	26,013	15,773	24,427
Amortization of intangible assets	12,213	2,358	13,128

Operating income	20,815	23,694	5,368
Interest expense (income), net	9,772	(10)	10,096
Other expense (income), net	1,088	(653)	110

Income (loss) before income tax expense (benefit) and equity in net loss of affiliates	9,955	24,357	(4,838)
Income tax expense (benefit)	440	3,816	(3,810)
Equity in net loss of affiliates	203	—	40

Net income (loss)	$9,312	$20,541	$(1,068)

Basic net income (loss) per common share:	$0.07	$0.15	$(0.01)
Diluted net income (loss) per common share:	$0.07	$0.15	$(0.01)

Weighted average shares outstanding:
Basic	139,601	138,615	139,480
Diluted	140,433	139,408	139,480

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Twelve months ended
	December 31, 2014	December 31, 2013
Net sales	$962,069	$693,459
Cost of sales	585,386	399,245

Gross profit	376,683	294,214
Selling, general and administrative expenses	231,833	137,123
Engineering, research and development expenses	87,711	55,320
Amortization of intangible assets	37,067	9,347
Contingent consideration fair value adjustment	(1,282)	(1,813)

Operating income	21,354	94,237
Interest expense (income), net	32,019	(164)
Other expense (income), net	2,727	(1,794)

(Loss) income before income taxes and equity in net loss of affiliates	(13,392)	96,195
Income tax (benefit) expense	(21,572)	21,669
Equity in net loss of affiliates	293	—

Net income	$7,887	$74,526

Basic net income per common share:	$0.06	$0.54
Diluted net income per common share:	$0.06	$0.53

Weighted average shares outstanding:
Basic	139,311	138,950
Diluted	140,062	139,618

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$389,699	$384,426
Short-term investments	4,601	—
Accounts receivable, net	153,961	101,873
Inventories	163,125	94,074
Deferred tax assets, deferred tax charges and refundable income taxes	30,556	20,844
Other current assets	23,713	11,088

Total current assets	765,655	612,305

Property, plant and equipment, net	313,569	186,440

Goodwill	340,743	12,274
Intangible assets	308,554	43,509
Deferred tax assets – non-current	5,068	12,039
Other assets	28,502	8,727

Total assets	$1,762,091	$875,294

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$100,000	$—
Accounts payable	57,417	38,396
Accrued liabilities	91,551	48,816
Income tax payable and deferred tax liabilities	13,552	10,373

Total current liabilities	262,520	97,585

Long-term debt, excluding current maturities	666,796	—
Other liabilities	84,334	20,866
Shareholders’ equity	748,441	756,843

Total liabilities and shareholders’ equity	$1,762,091	$875,294

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Twelve months ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operating activities:
Net income	$9,312	$20,541	$7,887	$74,526
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,632	7,656	46,637	29,468
Amortization	12,213	2,358	37,067	9,347
Stock-based compensation expense	2,374	2,069	8,887	7,928
Charge for fair value mark-up of acquired inventory sold	—	—	48,586	—
Provision for deferred income taxes	(27,274)	4,505	(56,056)	7,787
Other	4,691	(1,137)	11,727	(271)
Changes in operating assets and liabilities:
Trade accounts and notes receivable	16,454	3,359	(4,845)	(13,363)
Inventories	(3,350)	2,114	(11,608)	(441)
Accounts payable and accrued liabilities	(13,581)	(3,438)	14,348	(4,408)
Income taxes payable and refundable income taxes	25,986	(2,508)	22,833	2,731
Other	6,068	(810)	12,102	(3,902)

Net cash provided by operating activities	46,345	34,709	137,565	109,402

Investing activities:
Acquisition of property and equipment	(13,720)	(11,330)	(57,733)	(60,360)
Acquisition of business, net of cash acquired	—	—	(809,390)	(13,358)
Proceeds from sale and maturities of investments	4,890	—	13,778	20,000
Other	7	1	(6,950)	6,689

Net cash used in investing activities	(8,823)	(11,329)	(860,295)	(47,029)

Financing activities:
Payments on long-term debt	(26,150)	—	(88,650)	—
Proceeds from long-term debt	—	—	855,200	—
Payments for debt issue costs	—	—	(20,747)	—
Issuance of common stock	1,854	1,018	3,559	7,685
Taxes paid related to net share settlement of equity awards	(187)	—	(2,479)	—
Repurchase and retirement of common stock	—	(668)	—	(15,494)
Other	—	2,789	765	3,914

Net cash (used in) provided by financing activities	(24,483)	3,139	747,648	(3,895)

Effect of exchange rate changes on cash	(13,833)	(875)	(19,645)	(4,471)

(Decrease) increase in cash and cash equivalents	(794)	25,644	5,273	54,007
Cash and cash equivalents at beginning of period	390,493	358,782	384,426	330,419

Cash and cash equivalents at end of period	$389,699	$384,426	$389,699	$384,426

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended			Twelve months ended
Net sales	December 31, 2014	December 31, 2013	September 27, 2014	December 31, 2014	December 31, 2013
Critical Materials Handling	$166,207	$160,292	$165,368	$653,964	$609,826
Electronic Materials	105,426	25,968	107,686	308,105	83,633

Total net sales	$271,633	$186,260	$273,054	$962,069	$693,459

	Three months ended			Twelve months ended
Segment profit	December 31, 2014	December 31, 2013	September 27, 2014	December 31, 2014	December 31, 2013
Critical Materials Handling	$31,264	$32,183	$35,520	$138,379	$128,910
Electronic Materials	30,393	7,617	33,316	90,121	20,034

Total segment profit	61,657	39,800	68,836	228,500	148,944
Charge for fair value mark-up of acquired inventory	—	—	(24,293)	(48,586)	—
Amortization of intangibles	(12,213)	(2,358)	(13,128)	(37,067)	(9,347)
Contingent consideration fair value adjustment	—	—	—	1,282	1,813
Unallocated expenses	(28,629)	(13,748)	(26,047)	(122,775)	(47,173)

Total operating income	$20,815	$23,694	$5,368	$21,354	$94,237

Entegris, Inc. and Subsidiaries

Historical Non-GAAP Pro Forma Segment Information

(In thousands)

(Unaudited)

	Three Months Ended
Segment Net Sales (a)	December 31, 2014 As Reported	December 31, 2013 Pro Forma(1)
Critical Materials Handling	$166,207	$172,162
Electronic Materials	105,426	108,326

Total segment net sales	$271,633	$280,488

Segment profit (b)
Critical Materials Handling	$31,264	$36,488
Electronic Materials (c)	30,947	34,039

Total segment profit	$62,211	70,527

(1)	The above pro forma results include the addition of ATMI, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on April 30, 2014 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the Condensed Consolidated Statements of Operations to better facilitate the assessment and measurement of the Company’s operating performance.

The above GAAP to Non-GAAP Pro Forma Segment Information is reconciled to the Company’s GAAP figures for the quarters ended December 31, 2014 and December 31, 2013 in the following footnotes.

(a)	The above pro forma segment sales include amounts for the quarters ended December 31, 2014 and 2013 representing the Company’s previously reported sales plus the sales of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014 as such sales are not included in the Company’s financial statements. CMH sales made by ATMI Inc. prior to the merger were $11.9 million for the quarter ended December 31, 2013. EM sales made by ATMI Inc. prior to the merger were $82.4 million for the quarter ended December 31, 2013.
(b)	The above pro forma segment profit figures include amounts for the quarters ended December 31, 2014 and 2013 representing the Company’s previously reported segment profit figures plus the segment profit of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014, as such segment profits are not included in the Company’s financial statements. CMH profits made by ATMI Inc. prior to the merger were $4.3 million for the quarter ended December 31, 2013. EM profits made by ATMI Inc. prior to the merger were $26.4 million for the quarter ended December 31, 2013.
(c)	The above pro forma segment profit figure for EM profits excludes amounts for the quarter ended December 31, 2014 of $0.6 million for costs directly attributable to integration costs.

Entegris, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation of Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended December 31, 2014			Twelve months ended December 31, 2014
	U.S. GAAP	Adjustments	Non- GAAP	U.S. GAAP	Adjustments	Non- GAAP
Net sales	$271,633	$—	271,633	$962,069	$—	$962,069
Cost of sales (a)	153,713	(554)	153,159	585,386	(49,140)	536,246

Gross profit	117,920	554	118,474	376,683	49,140	425,823
Selling, general and administrative expenses (b)	58,879	(8,474)	50,405	231,833	(54,999)	176,834
Engineering, research and development expenses	26,013	—	26,013	87,711	—	87,711
Amortization of intangible assets (c)	12,213	(12,213)	—	37,067	(37,067)	—
Contingent consideration fair value adjustment (d)	—	—	—	(1,282)	1,282	—

Operating income	20,815	21,241	42,056	21,354	139,924	161,278
Interest expense, net (e)	9,772	—	9,772	32,019	(3,951)	28,068
Other expense, net (f)	1,088	(1,710)	(622)	2,727	(1,780)	947

Income (loss) before income tax expense (benefit) and equity in net loss of affiliates	9,955	22,951	32,906	(13,392)	145,655	132,263
Income tax expense (benefit) (g)	440	8,445	8,885	(21,572)	56,819	35,247
Equity in net loss of affiliates	203	—	203	293	—	293

Net income	$9,312	$14,506	$23,818	$7,887	$88,836	$96,723

Basic income per common share:	$0.07	$0.10	$0.17	$0.06	$0.64	$0.69
Diluted income per common share:	$0.07	$0.10	$0.17	$0.06	$0.63	$0.69
Weighted average shares outstanding:
Basic	139,601	139,601	139,601	139,311	139,311	139,311
Diluted	140,433	140,433	140,433	140,062	140,062	140,062

The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations. The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to better facilitate the assessment and measurement of the Company’s operating performance.

a)	Cost of sales for the three and twelve months ended December 31, 2014 is adjusted for $0.6 million and $49.1 million, respectively, charge for fair value mark-up of acquired ATMI, Inc. (ATMI) inventory sold and integration costs related to the ATMI acquisition.
b)	Selling, general and administrative expense for the three and twelve months ended December 31, 2014 is adjusted for $8.5 million and $55.0 million, respectively, for deal costs, integration costs, and transaction-related costs related to the ATMI acquisition.
c)	Amortization expense for the three and twelve months ended December 31, 2014 is adjusted for $12.2 million and $37.1 million, respectively, for amortization expense related to the ATMI and prior acquisitions.
d)	Contingent consideration fair value adjustments for the twelve months ended December 31, 2014 is adjusted for $1.3 million for a gain associated with the contingent consideration fair value adjustment.
e)	Interest expense for the twelve months ended December 31, 2014 is adjusted for $4.0 million for bridge loan financing costs related to the ATMI acquisition.
f)	Other expense, net for the three and twelve months ended December 31, 2014 is adjusted for $1.7 million and $1.8 million, respectively, for deal costs related to the ATMI acquisition and net loss on impairment or sale of investment.
g)	Income tax expense (benefit) for the three and twelve months ended December 31, 2014 is adjusted for $8.4 million and $56.8 million, respectively, related to the adjustments noted above and other items related to the ATMI acquisition and other matters.

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2014	December 31, 2013	September 27, 2014	December 31, 2014	December 31, 2013
Net sales	$271,633	$186,260	$273,054	$962,069	$693,459

Net income (loss)	$9,312	$20,541	$(1,068)	$7,887	$74,526
Adjustments to net income (loss):
Equity in net loss of affiliates	203	—	40	293	—

Income tax expense (benefit)	440	3,816	(3,810)	(21,572)	21,669
Interest expense (income),net	9,772	(10)	10,096	32,019	(164)
Other expense (income), net	1,088	(653)	110	2,727	(1,794)

GAAP – Operating income	20,815	23,694	5,368	21,354	94,237
Charge for fair value mark-up of acquired inventory sold	—	—	24,293	48,586	—
Transaction-related costs	—	—	(30)	26,776	—
Deal costs	—	973	—	9,125	973
Integration costs	9,028	—	7,127	19,652	—
Contingent consideration fair value adjustment	—	—	—	(1,282)	(1,813)
Amortization of intangible assets	12,213	2,358	13,128	37,067	9,347

Adjusted operating income	42,056	27,025	49,886	161,278	102,744
Depreciation	13,632	7,656	14,130	46,637	29,468

Adjusted EBITDA	$55,688	$34,681	$64,016	$207,915	$132,212

Adjusted operating margin	15.5%	14.5%	18.3%	16.8%	14.8%
Adjusted EBITDA – as a % of net sales	20.5%	18.6%	23.4%	21.6%	19.1%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP (Loss) Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2014	December 31, 2013	September 27, 2014	December 31, 2014	December 31, 2013
GAAP net income (loss)	$9,312	$20,541	$(1,068)	$7,887	$74,526

Adjustments to net income (loss):
Charge for fair value mark-up of acquired inventory sold	—	—	24,293	48,586	—
Transaction-related costs	—	—	(30)	26,776	—
Deal costs	—	973	—	13,288	973
Integration costs	9,028	—	6,985	19,510	—
Contingent consideration fair value adjustment	—	—	—	(1,282)	(1,813)
Net loss on impairment or sale of investment	1,710	—	—	1,710	—
Reclassification of cumulative translation adjustment associated with liquidated subsidiary	—	48	—	—	787
Amortization of intangible assets	12,213	2,358	13,128	37,067	9,347
Tax effect of adjustments to net income (loss)	(8,445)	(1,180)	(14,485)	(56,819)	(3,044)

Non-GAAP net income	$23,818	$22,740	$28,823	$96,723	$80,776

Diluted earnings (loss) per common share	$0.07	$0.15	$(0.01)	$0.06	$0.53
Effect of adjustments to net income (loss)	$0.10	$0.02	$0.21	$0.63	$0.04
Diluted non-GAAP earnings per common share	$0.17	$0.16	$0.21	$0.69	$0.58

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